SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.    20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

February 12, 2009

TXCO Resources Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

777 E. Sonterra Blvd., Suite 350
San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

On February 12, 2009, TXCO Resources Inc. (the "Company" or "TXCO") issued a press release regarding the retention of Goldman Sachs to assist it with a strategic alternatives review.  The press release is included as Exhibit 99.1 to this Form 8-K.

On February 13, 2009, TXCO issued a press release providing updates on its 2008 operations.  This press release is included as Exhibit 99.2 to this Form 8-K.

Exhibit Number	Description
99.1	Press release dated February 12, 2009, entitled "TXCO Resources Announces Strategic Alternatives Review"
99.2	Press release dated February 13, 2009, entitled "TXCO Resources Reports 2008 Oil and Gas Sales; Updates Operations"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TXCO Resources Inc.

Dated: February 17, 2009	/s/ P. Mark Stark
P. Mark Stark
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Number	Description
99.1	Press release dated February 12, 2009, entitled "TXCO Resources Announces Strategic Alternatives Review"
99.2	Press release dated February 13, 2009, entitled "TXCO Resources Reports 2008 Oil and Gas Sales; Updates Operations"